The Vest Family of Funds

SUMMARY PROSPECTUS
August 23, 2016
as supplemented September 22, 2016

CBOE Vest Defined Distribution Strategy Fund
Class A Shares (VDDAX)
Class C Shares (VDDCX)

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.theworldfundstrust.com. You may also obtain this information at no cost by calling 1-800-653.2839. The Fund’s Prospectus and Statement of Additional Information, both dated August 23, 2016 and supplemented September 22, 2016 are incorporated by reference into this Summary Prospectus.

Investment Objective

The CBOE Vest Defined Distribution Strategy Fund (the “Fund”) seeks to generate consistent periodic distributions for shareholders while preserving capital over the long term.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section “Distribution Arrangements” of this prospectus and in the section “Distribution” in the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A Shares		Class C Shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%		None

Maximum deferred sales charges (load) (as a percentage of the NAV at time of purchase)	None(1)		1.00%

Redemption Fee (as a percentage of the amount redeemed on shares after holding them for 30 days or less)	2.00%		2.00%

Exchange Fee	None		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.75%		0.75%
Distribution (12b-1) and Service Fees	0.25%		1.00%
Other Expenses(2)	0.60%		0.60%
Shareholder Services Plan(2)	0.01%		0.01%
Acquired Fund Fees and Expenses(2)	0.01%		0.01%

Total Annual Fund Operating Expenses	1.62%		2.37%

Fee Waivers and/or Expense Reimbursements(3)	(0.11%	)	(0.11%	)

Total Annual Fund Operating Expenses
(after fee waivers and expense reimbursements)(3)	1.51%		2.26%

(1)
With respect to certain purchases made without the imposition of a sales charge at the time of purchase, you may be charged a 1.00% deferred sales charge on Class A Shares if you redeem your shares less than one year after you purchase them.

(2)	Other Expenses, Shareholder Services Plan, and Acquired Fund Fees and Expenses are estimated for the Fund’s initial fiscal year.

(3)
CBOE VestSM Financial LLC (the “Adviser”), a CBOE® company, has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (exclusive of interest, distribution fees pursuant to Rule 12b-1 Plans, taxes, acquired fund fees and expenses, brokerage commissions, extraordinary expenses and dividend expense on short sales) to an annual rate of 1.25% of the average daily net assets of the Fund. The Adviser may not terminate this expense limitation agreement prior to February 28, 2018. Each waiver or reimbursement of an expense by the Adviser is subject to repayment by the Fund within three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver or reimbursement and at the time the waiver or reimbursement is recouped.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The effect of the Adviser’s agreement to waive fees and/or reimburse expenses is only reflected in the first year of each example shown below. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 Year	3 Years
Class A Shares	$720	$1,047
Class C Shares	$329	$729

If you did not redeem your shares, your cost would be:

Share Class	1 Year	3 Years
Class A Shares	$720	$1,047
Class C Shares	$229	$729

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, affect the Fund’s performance.

Principal Investment Strategies

General: The Fund seeks to achieve its objective by utilizing two principal investment strategies: (i) the “Cash Strategy” which seeks to preserve capital by investing a large percentage of the Fund’s assets in cash, cash equivalents, money market funds, or U.S. Treasury Fixed Income Securities with a maturity of three months or less; and (ii) the Defined Distribution Options Strategy which seeks to generate premium income by selling (writing) and buying (purchasing) call options and / or put options primarily on the S&P 500® Index or other equity indices (“Reference Index”) and/or an exchange traded funds that seek to track the performance of the S&P 500® Index or other equity indices (the “Reference ETF”). The Fund intends to construct a non-diversified portfolio with a view toward making monthly distributions at an approximate annual rate of 5.25% over the One-Month Treasury Yield, before fees and expenses.

Defined Distribution Options Strategy: The Defined Distribution Options Strategy is a type of target outcome strategy. A Target Outcome strategy seeks to target returns from an investment that is bought at the inception of the strategy and held for a specific period of time. The Defined Distribution Options Strategy is an investment in portfolio of options linked to an underlying asset which when bought at the inception of the strategy and held to the expiration of the options seeks to collect a pre-determined level of premium income and reduce the possibility of any loss if the price or level of the underlying asset at expiration of the options is within a pre-determined trading range relative to its price or level at the inception of the strategy (“Range”). The pre-determined level of income sought to be collected through the Defined Distribution Options Strategy represents the maximum profit for the strategy. The Defined Distribution Options Strategy is a ‘market neutral’ strategy, meaning that it seeks to earn a positive total return in most market conditions regardless of general market direction as measured by the underlying asset.

The Fund will utilize the Defined Distribution Option Strategy on a Reference Index or Reference ETF to attempt to collect a target level of premium income on a monthly basis. The Adviser will set the upper and lower bounds of the Range for each month to attempt to meet two objectives: (i) receive a target level of premium income and (ii) reduce the possibility of loss from the Defined Distribution Options Strategy due to the Reference Index or Reference ETF level being outside the Range.

The options purchased for the Fund’s portfolio will each utilize the same type of contract, same expiry date, same number of contracts, but at different strike prices. The strike prices will be selected by the Adviser so that the losses, if any, from the Defined Distribution Options Strategy will be covered by the Fund’s position in U.S. Treasury Fixed Income Securities, thereby creating a defined risk trade. The duration of the options, when first purchased, will be one month approximately.

Option contracts on an index give one party the right to receive or deliver cash value of the particular index, and another party the obligation to receive or deliver the cash value of that index. Option contracts on an individual security, such as an exchange-traded fund, give one party the right to buy or sell the particular security, and another party the obligation to sell or buy that same security. Put options give the holder (i.e., the buyer) the right to sell an asset (or deliver cash value of the index, in case of index put option) and the seller (i.e., the writer) of the put has the obligation to buy the asset (or receive cash value of the index, in case of index put option) at a certain defined price. Call options give the holder (i.e., the buyer) the right to buy an asset (or receive cash value of the index, in case of index call option) and the seller (i.e., the writer) the obligation to sell the asset (or deliver cash value of the index, in case of index call option) at a certain defined price. Option contracts are generally European style options, which means that they will be exercisable at the strike price only on the option expiration date.

With respect to writing and purchasing of options, the Fund may invest in standardized exchange-traded options on the Reference Index or Reference Asset that have set or defined contract terms. The Fund may also utilize FLexible EXchange® Options (“FLEX Options”), which are customized equity or index option contracts that trade on an exchange, but that provide investors with the ability to customize key contract terms like exercise prices, styles and expiration dates. Like standardized exchange-traded options, FLEX Options are guaranteed for settlement by The Options Clearing Corporation (“OCC”), a market clearinghouse. The OCC guarantees performance by each of the counterparties to the FLEX Options, becoming the “buyer for every seller and the seller for every buyer,” protecting clearing members and options traders from counterparty risk. FLEX Options provide investors with the ability to customize key terms, while achieving price discovery in competitive, transparent auctions markets and avoiding the counterparty exposure of over-the-counter (“OTC”) options positions. OTC options are options that do not trade on an exchange.

Because of certain potential limitations of the Investment Company Act of 1940 associated with trading options on the Chicago Board Options Exchange (“CBOE”) and any other exchanges owned or controlled by CBOE Holdings, Inc. (“CBOE Exchanges”), the Fund will not effect transactions in options that are traded on any CBOE Exchanges until such time that appropriate exemptive and/or no-action relief is obtained from the Securities and Exchange Commission (“SEC”) and/or its staff by the Adviser, the CBOE and/or any mutual funds advised by the Adviser. This restriction shall not prevent the Adviser or the Fund from engaging in other transactions or receiving other services from the CBOE or for which the CBOE may receive a benefit, such as pricing services, provided such transactions and/or the receipt of such services is consistent with applicable statutes, rules, regulations and interpretive positions of the SEC and its staff.

Principal Risks

It is important that you closely review and understand the risks of investing in the Fund. The Fund’s net asset value (“NAV”) and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, and the Fund could underperform other investments. There is no guarantee that the Fund will meet its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the Fund invests can be worse than expected and investments may fail to perform as the Adviser expects. As a result, the value of your shares in the Fund may decrease.

Specific risks of investing in the Fund are described below. The risks may apply indirectly through the Fund’s investments in other investment companies.

Market Volatility Risk. The net asset value of the Fund will fluctuate based on changes in the value of the fixed income securities and derivatives in which the Fund invests. While the Fund is not designed to be correlated to the markets in general, dramatic or abrupt volatility within the market would negatively impact the Defined Distribution Options Strategy. The Fund’s investments in securities and derivatives may be more volatile and carry more risk than some other forms of investment. The price of securities and derivatives may rise or fall because of economic or political changes. Security and derivative prices in general may decline over short or even extended periods of time. Market prices of securities and derivatives in broad market segments may be adversely affected by price trends in commodities, interest rates, exchange rates or other factors wholly unrelated to the value or condition of an issuer.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of securities held by the Fund may be lowered if an issuer’s financial condition changes.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities.

Derivative Securities Risk. The Fund may invest in derivative securities. These are financial instruments that derive their performance from the performance of an underlying asset or index. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could potentially have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Options Risk. The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, Reference Index changes, and other market factors, may change rapidly over time. Options purchased by the Fund may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the stock indexes on which the options are based.

FLEX Options Risk. The Fund may utilize FLEX Options issued and guaranteed for settlement by the OCC. The Fund bears the risk that the OCC will be unable or unwilling to perform its obligations under the FLEX Options contracts. Additionally, FLEX Options may be less liquid than certain other securities such as standardized options. In less liquid market for the FLEX

Options, the Fund may have difficulty closing out certain FLEX Options positions at desired times and prices. FLEX Options are also subject to the Derivative Securities Risk described above.

Exchange-Traded Funds Risk. The Fund may invest in options that reference a Reference ETF. The risks of investment in such options typically reflect the risks of types of instruments in which the Reference ETF invests. The value of the Reference ETF is subject to change as the values of the component securities of the index that the Reference ETF seeks to track fluctuate. A Reference ETF that seeks to track a particular equity index, such as the S&P 500® Index, may not exactly match the performance of the equity index due to cash drag, differences between the portfolio of the Reference ETF and the components of the equity index, expenses and other factors. Certain options on a Reference ETF may not qualify as “section 1256 contracts” under section 1256 of the Internal Revenue Code of 1986, as amended, and disposition of such options will likely result in short-term or long-term capital gains or losses depending on the holding period.

The value of the Options may change with the implied volatility of the Reference ETF, the Reference Index and the securities comprising the Reference Index. No one can predict whether implied volatility will rise or fall in the future.

The value of the Fund does not appreciate due to dividend payments paid by the companies in the S&P 500® Index. The Fund seeks to provide target returns referencing the price performance of the S&P 500® Index, which does not include returns from dividends paid by the companies in the S&P 500® Index.

The value of the Fund does not appreciate due to dividend payments paid by the Reference ETF. The Fund seeks to provide target returns referencing the price performance of the Reference ETF, which does not include returns from dividends paid by the Reference ETF.

The values of the options do not increase or decrease at the same rate as the Reference ETF or the Reference Index. The options may be European style options, which means that they will be exercisable at the strike price only on the option expiration date. The value of the options prior to the option expiration date may vary because of related factors other than the value of the Reference Index.

Certain features of the Reference ETF, which is an exchange-traded fund, will impact the value of the Fund’s Shares. The value of the Reference ETF is subject to the following factors:

•
Passive Investment Risk. The Reference ETF is not actively managed and attempts to track the performance of an unmanaged index of securities. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, the Reference ETF will hold constituent securities of a Reference Index regardless of the current or projected performance on a specific security or particular industry or market sector, which could impact the unit price of the Reference ETF, the applicable options and the Fund.

•
Tracking Error. Exchange traded funds face index correlation risk which is the risk that the performance of an exchange traded fund will vary from the actual performance of the target index, known as “tracking error”. It is possible that the Reference ETF may not fully replicate or may, in certain circumstances, diverge significantly from the performance of the Reference Index due to the Reference ETF not investing in all stocks comprising the Reference Index, temporary unavailability of certain securities in the secondary market, differences in trading hours between the Reference ETF and securities comprising the Reference Index, the occurrence of corporate actions (mergers and spinoffs) or due to other circumstances.

•
Securities Lending Risk. The Reference ETF may engage in securities lending. Securities lending involves the risk that the Reference ETF may lose money because the borrower of the Reference ETF’s loaned securities fails to return the securities in a timely manner or at all.

•	Fees and Expenses. Unlike the Reference Index, the Reference ETF will reflect transaction costs and fees that will reduce its price performance relative to the Reference Index.
•	Discount. Shares of exchange-traded funds tend to trade at a discount from their NAV.

Underlying Funds Risk. The Fund may invest in money market funds (the “Underlying Funds”). Underlying Funds are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in an Underlying Fund and may be higher than other mutual funds that invest directly in securities. Underlying Funds are subject to specific risks, depending on the nature of the fund.

Reference Index Risk. The Fund could lose significant value if the level of the Reference Index moves by more than the monthly Range established by the Adviser. While the Fund is not designed to be correlated to the markets in general, dramatic moves in the level of the Reference Index at option expiry relative to its level when the options are written could lead to significant losses to the Fund.

Equity Risk. The Fund’s investments provide indirect exposure to the equity securities markets. Equity securities may decline or rise in value because of declines or rise in the price of a particular holding or the broad stock market. Such declines or rise may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates. Such declines or rises, when outside the monthly Range established by the Adviser may have a negative corresponding effect on the positions held by the Fund.

Indexed Securities and Derivatives Risk. If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in manner in which the performance of that index is calculated.

Market Events Risk. Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government and/or Federal Reserve, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.

Non-Diversification Risk. The Fund is non-diversified. The performance of a non-diversified fund may be more volatile than the performance of a diversified fund. As a non-diversified fund, the Fund may hold fewer investments than a fund than is a diversified fund.

Defined Payout Risk. The Fund is expected to make monthly cash distributions. Because these distributions will be made from the Fund’s assets and the shareholders are generally not expected (but may elect to do so) to reinvest such distributions in additional Fund shares, the Fund’s monthly cash distributions will reduce the amount of assets available for investment by the Fund. It is possible for the Fund to suffer substantial investment losses and simultaneously experience additional asset reductions as a result of its distributions to shareholders. Moreover, even if the Fund’s capital grows over short, intermediate, or long periods of time, it is possible that such growth will be insufficient to enable the Fund to maintain the amount of its defined cash distributions without returning capital to shareholders.

To the extent any portion of a distribution constitutes a return of capital, which constitutes all or part of a shareholder’s original investment in the Fund, this will reduce a shareholder’s cost basis in Fund shares and is not taxable to a shareholder until his or her cost basis has been reduced to zero. The Fund’s ability to preserving capital while making distributions is subject to market conditions at the time you invest and the length of time you hold shares of the Fund. For example, buying shares of the Fund when interest rates are low and stock prices are declining may result in lower monthly distributions and less capital preservation or appreciation in the Fund.

Leveraging Risk. The use of leverage, such as that embedded in options, could magnify the Fund’s gains or losses.

You may lose all or a portion of your investment. The Fund does not provide principal protection and you may not receive a return of the capital you invest.

The value of the written options reduces the value of your investment. While the fund receives a premium payment for writing options, the written options create an obligation to make a payment in contrast to the purchased option which create the potential for receipt of a payment. As the value of the written options increases, it reduces the value of your shares.

Liquidity risk is the risk that the value of a FLEX Option will fall in value if trading in the FLEX Option is limited or absent. No one can guarantee that a liquid secondary trading market will exist for the FLEX Options. To the extent the Fund invest in FLEX Options, you should be aware that trading in the FLEX Options may be less deep and liquid than certain other securities. FLEX Options may be less liquid than certain non-customized options. The Fund expects that its portfolio will be comprised of 10% or less of its net asset value in illiquid securities. In a less liquid market for the FLEX Options, liquidating the FLEX Options may require the payment of a premium or acceptance of a discounted price and may take longer to complete. In a less liquid market for the FLEX Options, the liquidation of a large number of options may more significantly impact the price. A less liquid trading market may adversely impact the value of the FLEX Options and your investment.

Under certain circumstances, current market prices may not be available with respect to the FLEX Options. To the extent the Fund invest in FLEX Options, you should be aware that under those circumstances, the value of the FLEX Options will require more reliance on the judgment of the Adviser than that required for securities for which there is an active trading market. This creates a risk of mispricing or improper valuation of the FLEX Options which could impact the value received or paid for shares.

Management Risk. The skill and judgment of the Adviser in selecting investments will play a significant role in the Fund’s ability to achieve its investment objective. The Adviser and the portfolio managers have never managed this strategy in a mutual fund and this lack of experience may detract from the ability of the Fund to achieve its objective.

New Fund Risk. The Fund is recently formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing their respective investment strategies, may not employ a successful investment strategy, or may fail to attract sufficient assets to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences.

Performance History

The Fund recently commenced operations and, as a result, does not have a full calendar year of performance history. In the future, performance information will be presented in this section of the Prospectus. Performance information will contain a bar chart and table that provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for certain time periods as compared to a broad measure of market performance. Investors should be aware that past performance is not necessarily an indication of how the Fund will perform in the future.

Updated performance information is available at www.cboevestfunds.com or by calling the Fund toll-free at 855-505-VEST (8378).

Investment Adviser

CBOE VestSM Financial LLC, a CBOE® company, is the investment adviser to the Fund.

Portfolio Managers

Karan Sood, Managing Director of the Adviser, has served as a portfolio manager to the Fund since its inception on August 23, 2016.

Jonathan Hale, a Portfolio Manager of the Adviser, has served as a portfolio manager to the Fund since its inception on August 23, 2016.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on days when the New York Stock Exchange is open for regular trading through a financial advisor, by mail (CBOE Vest Defined Distribution Strategy Fund, 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235), by wire, or by calling toll free at 1-855-505-VEST (8378). Purchases and redemptions by telephone are only permitted if you previously established this option on your account. The minimum initial purchase or exchange into the Fund is $1,000 for Class A Shares and for Class C Shares. Subsequent investments must be in amounts of $100 or more. The Funds may waive minimums for purchases or exchanges through employer-sponsored retirement plans.

Tax Information

The Fund’s distributions will be taxed as ordinary income or capital gain, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account in which case withdrawals will be taxed. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Funds.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.